Exhibit 10.7

Execution Version

AMENDMENT 9 TO CONTRIBUTION DEFERRAL AGREEMENT

This Amendment 9 to the Contribution Deferral Agreement (this “Amendment 9”) is entered into as of April 29, 2011, by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Guarantors, the Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors, CS Pension Fund, certain other Funds and the Agent are party to that certain Contribution Deferral Agreement dated as of June 17, 2009 (as further amended, modified or supplemented from time to time, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to such Funds from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Funds, constituting Majority Funds party to the Agreement, each desire to enter into this Amendment 9, among other things, to amend the definition of “Documentation Condition”;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1.	Amendment.

1.1 The definition of “Documentation Condition” in the Agreement is hereby amended and restated in its entirety with the following:

“Documentation Condition” means satisfaction of each of the following (i) the Obligors and the Funds shall have duly executed an amendment in respect of the Restructuring to the Fund Documents, which amendment is in form and substance acceptable to each of the Primary Obligors and the Funds, each in their sole discretion, (ii) an agreement to support the Restructuring has been signed by the Parent (on behalf of itself and all direct and indirect subsidiaries) and the Lenders (as defined by the Senior Credit Facility) having Revolving Credit Exposures (as defined by the Senior Credit Facility), outstanding principal amount of Term Loans (as defined by the Senior Credit Facility) and unused Commitments (as defined by the Senior Credit Facility) representing at least 90% of the sum of the total Revolving Credit Exposures (as defined by the Senior Credit Facility), the aggregate principal amount of Term Loans (as defined by the Senior Credit Facility) and the unused Commitments (as defined by the Senior Credit Facility) at such time, which support agreement shall be in form and substance acceptable to the Confirming Parties, each in their sole discretion, and (iii) (a) the Teamsters National Freight Industry Negotiating Committee of the International Brotherhood of Teamsters has provided all necessary consents to the restructuring required by the IBT MOU (as defined in the Senior Credit Facility), which consents shall be unqualified and non-contingent other than with respect to the consummation of the Restructuring and (b) contingent only upon the occurrence of the Restructuring Closing Date, waive any termination, modification or similar rights under the IBT MOU (as defined in the Senior Credit Facility) such that the collective bargaining agreement shall be fully binding on the parties thereto for its specified term.

ARTICLE II

2.	Conditions Precedent.

2.1 Amendment Effective Date. This Amendment 9 shall become effective on the date each of the following conditions is satisfied (or waived) (the “Amendment Effective Date”):

(a) the Obligors, the Funds, consisting of Majority Funds party to the Agreement, and the Agent shall have executed a counterpart of this Amendment 9, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 9.

(b) The Agent and CS Pension Fund shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement.

ARTICLE III

3.	Miscellaneous.

3.1 Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, constituting Majority Funds party to the Agreement, hereby authorize and direct the Agent to execute, enter into and perform this Amendment 9.

3.2 Successors and Assigns. This Amendment 9 and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

3.3 Counterparts. This Amendment 9 may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of

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which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment 9.

3.4 Descriptive Headings; Interpretation. The headings and captions used in this Amendment 9 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment 9.

3.5 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment 9 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment 9 (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

3.6 No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment 9. In the event an ambiguity or question of intent or interpretation arises, this Amendment 9 shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment 9.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment 9 to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Phil J. Gaines
Title: Senior Vice President and Chief Financial Officer

USF HOLLAND, INC., as an Obligor

By
Name: Terry Gerrond
Title: Vice President – Tax

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

USF REDDAWAY INC., as an Obligor

By
Name: Terry Gerrond
Title: Vice President – Tax

Signature Page to Amendment 9 to

Contribution Deferral Agreement

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

USF GLEN MOORE, INC., as a Guarantor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name: Fortino Landeros Ruiz
Title: Legal Representative

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name:
Title:

WILMINGTON TRUST COMPANY, as Agent

By
Name:
Title:

Signature Page to Amendment 9 to

Contribution Deferral Agreement

Execution Version

AMENDMENT 10 TO CONTRIBUTION DEFERRAL AGREEMENT

This Amendment 10 to the Contribution Deferral Agreement (this “Amendment 10”) is entered into as of April 29, 2011, by and among (i) YRC INC., a Delaware corporation (“YRC”), USF HOLLAND, INC., a Michigan corporation (“Holland”), NEW PENN MOTOR EXPRESS INC., a Pennsylvania corporation (“New Penn”), USF REDDAWAY INC., an Oregon corporation (“Reddaway”) (each of YRC, Holland, New Penn and Reddaway a “Primary Obligor”, and collectively, the “Primary Obligors”); (ii) each of the Guarantors a party hereto (the “Guarantors”); (iii) Wilmington Trust Company, as agent (together with its successors and assigns, in such capacity, the “Agent”); and (iv) each of the Funds party hereto. The Primary Obligors, the Guarantors, the Funds, and the Agent are herein individually referred to as a “Party” and together referred to as the “Parties.”

RECITALS

WHEREAS, the Primary Obligors, CS Pension Fund, certain other Funds and the Agent are party to that certain Contribution Deferral Agreement dated as of June 17, 2009 (as amended, modified or supplemented from time to time, the “Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Agreement), pursuant to which such Parties agreed that the obligations to make certain contributions otherwise due to such Funds from the Primary Obligors would be deferred; and

WHEREAS, the Obligors and the undersigned Funds, constituting all of the Funds party to the Agreement, each desire to enter into this Amendment 10, among other things, to extend the termination date of the deferral and to amend and restate the Agreement to effect changes to certain provisions in connection with the Restructuring;

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

1.	Amendments.

1.1 The definition of “Deferred Payment Termination Date” in the Agreement is hereby amended by replacing clause (i) (x) thereof with the following:

“July 22, 2011 (unless on or prior to such date the Supermajority Funds have agreed to continue deferring Monthly Amortization Payments and Monthly Interest Payments to a date later than July 22, 2011)”

1.2 The proviso at the end of Section 11.01 in the Agreement is hereby deleted and amended and restated in its entirety with the following:

provided, that the Obligors (i) shall only be required to reimburse the reasonable costs and out-of pocket expenses of Funds with respect to legal counsel and financial advisors pursuant to clause (b) in an amount not to exceed $1,000,000 in the aggregate after the Restructuring Closing Date and (ii) shall pay all amounts (x) owed pursuant to Section 11.01(d) upon written demand and (y) all other amounts owed pursuant to Section 11.01 within 30 days of written demand (including documentation reasonably supporting such request).

1.3 Section 2.03(d) is hereby amended and restated in its entirety to read as follows:

“(d) Application of Prepayments. Any prepayments pursuant to Sections 2.03(a), (b) or (c) shall be applied (i) first, towards payment of Deferred Interest, ratably among the Funds in accordance with the amounts of Deferred Interest then due to the Funds and (ii) second, towards payment of all Deferred Pension Payments, ratably among the Funds in accordance with the Deferred Pension Payments then due to the Funds. Any optional prepayment hereunder shall be applied as between Deferred Interest and Deferred Pension Payments as directed by the Primary Obligors (but in any event ratably among the Funds in accordance with the Deferred Pension Payments or Deferred Interest then due to the Funds, as applicable).”

Each of the Parties acknowledges and agrees that the above amendment to Section 2.03(d) shall be given retroactive effect to the initial date of the Agreement.

1.4 The Agreement is hereby amended and restated in its entirety, including with respect to schedules and exhibits attached thereto, as set forth in Exhibit A attached hereto (the “A&R Agreement”).

ARTICLE II

2.	Conditions Precedent.

2.1 Amendment Effective Date. This Amendment 10 (other than Sections 1.3 and 1.4) shall become effective on the date each of the following conditions is satisfied (or waived) (the “Amendment Effective Date”):

(a) the Obligors, the Funds consisting of Supermajority Funds party to the Agreement and the Agent shall have executed a counterpart of this Amendment 10, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 10.

(b) The Agent and CS Pension Fund shall have received payment for all invoiced reasonable out-of-pocket expenses payable by the Primary Obligors under Section 11.01 of the Agreement (after giving effect to Sections 1.1 and 1.2).

2.2 Amendment and Restatement Effective Date. Section 1.4 of this Amendment 10 shall become effective on the date each of the following conditions is satisfied (or waived):

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(a) The Obligors, the Funds party to the Agreement and the Agent shall have each executed a counterpart of this Amendment 10, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 10 and the Amendment Effective Date shall have occurred.

(b) Each of the conditions set forth in Section 5.01 of the A&R Agreement shall have seen satisfied or waived in accordance with the terms of the A&R Agreement.

2.3 Section 1.3 of this Amendment 10 shall become effective on the date all of the Funds party to the Agreement and the Agent shall have each executed a counterpart of this Amendment 10, which may include telecopy or other electronic transmission of a signed signature page of this Amendment 10 and the Amendment Effective Date shall have occurred.

ARTICLE III

3.	Miscellaneous.

3.1 Agent. Pursuant to Section 11.04 of the Agreement, the undersigned Funds, constituting all the Funds party to the Agreement, hereby authorize and direct the Agent to execute, enter into and perform this Amendment 10.

3.2 Successors and Assigns. This Amendment 10 and all of the covenants and agreements contained herein and rights, interests or obligations hereunder, by or on behalf of any of the Parties hereto, shall bind and inure to the benefit of the respective successors and assigns of the Parties hereto whether so expressed or not.

3.3 Counterparts. This Amendment 10 may be executed simultaneously in counterparts (including by means of telecopied or PDF signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same Amendment 10.

3.4 Descriptive Headings; Interpretation. The headings and captions used in this Amendment 10 are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment 10.

3.5 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Amendment 10 shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Amendment 10 (and all schedules and exhibits hereto), even though under that jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

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3.6 No Strict Construction. The Parties have participated jointly in the negotiation and drafting of this Amendment 10. In the event an ambiguity or question of intent or interpretation arises, this Amendment 10 shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Amendment 10.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment 10 to be duly executed by their respective authorized officers as of the day and year first above written.

YRC INC., as an Obligor

By
Name: Phil J. Gaines
Title: Senior Vice President and Chief Financial Officer

USF HOLLAND, INC., as an Obligor

By
Name: Terry Gerrond
Title: Vice President – Tax

NEW PENN MOTOR EXPRESS, INC., as an Obligor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

USF REDDAWAY INC., as an Obligor

By
Name: Terry Gerrond
Title: Vice President – Tax

YRC LOGISTICS SERVICES, INC., as a Guarantor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

Signature Page to Amendment 10 to

Contribution Deferral Agreement

USF GLEN MOORE, INC., as a Guarantor

By
Name: Paul F. Liljegren
Title: Vice President – Finance

TRANSCONTINENTAL LEASE, S. DE R.L. DE C.V., as a Guarantor

By
Name: Fortino Landeros Ruiz
Title: Legal Representative

TRUSTEES for the CENTRAL STATES, SOUTHEAST AND SOUTHWEST AREAS PENSION FUND, as a Fund

By
Name:
Title:

INTERNATIONAL ASSOCIATION OF MACHINISTS MOTOR CITY PENSION FUND, as a Fund

By
Name:
Title:

WESTERN CONFERENCE OF TEAMSTERS PENSION TRUST, as a Fund

By
Name:
Title:

Signature Page to Amendment 10 to

Contribution Deferral Agreement

TEAMSTERS LOCAL 617 PENSION FUND, as a Fund

By
Name:
Title:

LOCAL 705 INTERNATIONAL BROTHERHOOD OF TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

WESTERN CONFERENCE OF TEAMSTERS SUPPLEMENTAL BENEFIT TRUST FUND, as a Fund

By
Name:
Title:

SUBURBAN TEAMSTERS OF NO. IL. PENSION FUND, as a Fund

By
Name:
Title:

ROAD CARRIERS LOCAL 707 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 10 to

Contribution Deferral Agreement

SOUTHWESTERN PENNSYLVANIA AND WESTERN MARYLAND TEAMSTERS & EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

HAGERSTOWN MOTOR CARRIERS AND TEAMSTERS PENSION PLAN, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 445 PENSION FUND, as a Fund

By
Name:
Title:

I.B. of T. UNION LOCAL NO. 710 PENSION FUND, as a Fund

By
Name:
Title:

NEW ENGLAND TEAMSTERS & TRUCKING INDUSTRY PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 10 to

Contribution Deferral Agreement

TEAMSTERS JC 83 PENSION FUND, as a Fund

By
Name:
Title:

MANAGEMENT LABOR WELFARE & PENSION FUNDS LOCAL 1730, I.L.A. , as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 639 EMPLOYER’S PENSION TRUST, as a Fund

By
Name:
Title:

CENTRAL PENNSYLVANIA TEAMSTERS PENSION FUND, as a Fund

By
Name:
Title:

TEAMSTERS LOCAL 641 PENSION FUND, as a Fund

By
Name:
Title:

Signature Page to Amendment 10 to

Contribution Deferral Agreement

TEAMSTERS PENSION TRUST FUND OF PHILADELPHIA AND VICINITY, as a Fund

By
Name:
Title:

FREIGHT DRIVERS AND HELPERS LOCAL 557 PENSION FUND, as a Fund

By
Name:
Title:

MID-JERSEY TRUCKING IND. & TEAMSTERS LOCAL 701 PENSION FUND, as a Fund

By
Name:
Title:

TRUCKING EMPLOYEES OF NORTH JERSEY WELFARE FUND INC. - PENSION FUND, as a Fund

By
Name:
Title:

HAWAII TRUCKERS-TEAMSTERS UNION PENSION FUND, as a Fund a

By
Name:
Title:

Signature Page to Amendment 10 to

Contribution Deferral Agreement

NEW YORK STATE TEAMSTERS CONFERENCE PENSION AND RETIREMENT FUND, as a Fund

By
Name:
Title:

EMPLOYER-TEAMSTERS LOCAL NOS. 175/505 PENSION TRUST FUND, as a Fund

By
Name:
Title:

WESTERN PENNSYLVANIA TEAMSTERS AND EMPLOYERS PENSION FUND, as a Fund

By
Name:
Title:

WILMINGTON TRUST COMPANY, as Agent

By
Name:
Title:

Signature Page to Amendment 10 to

Contribution Deferral Agreement